                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            ______________________


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934



                                AUGUST 17, 1996
                                Date of Report
                       (Date of earliest event reported)



                     CITADEL COMPUTER SYSTEMS INCORPORATED
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       DELAWARE                         0-08718                 75-2242792
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)


                    3811 TURTLE CREEK BOULEVARD, SUITE 330,
                              DALLAS, TEXAS 75219
                    (Address of Principal Executive Office)


                                (214) 520-9292
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Effective August 17, 1996, Citadel acquired all of the issued and outstanding shares of capital stock of Kent-Marsh Ltd., Inc. ("Kent-Marsh") and Astonishing Developments, Inc. ("ADI"). Pursuant to the terms of the Stock Purchase Agreements relating to the acquisitions (the "Agreements"), Citadel paid $600,000 in cash, $400,000 in promissory notes and issued 360,000 shares of its common stock. The Agreements and a press release related to the acquisitions are included as exhibits to this Form 8-K and the disclosure in this Form 8-K is qualified in its entirety by reference to the Agreements and press release.

     Kent-Marsh and ADI develop and market cross-platform desktop security software for Windows and Macintosh operating systems. Their products include WinShield, FolderBolt and NightWatch. Citadel is a developer and marketer of computer software products designed to secure, manage and provide utility services for computer networks and desktop PCs. Citadel's products include NetOff, Phantom of the Console and Server Sentry. Citadel maintains offices in Houston and Dallas, Texas.

                                      -1-
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     It is impracticable to provide the required financial statements for Kent-Marsh and ADI at this time. The registrant will file such financial statements as soon as practicable, but no later than 60 days after this report.

(B)  PRO FORMA FINANCIAL INFORMATION.

     It is impracticable to provide the required pro forma financial statements at this time. The registrant will file such financial statements as soon as practicable, but no later than 60 days after this report.

(C)  EXHIBITS.

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B.

          2.1 Stock Purchase Agreement, dated August 17, 1996, among Citadel Computer Systems Incorporated, Kent-Marsh Ltd., Inc., Vance G. Nesbitt and Robert C. Wesolek (without exhibits) (the exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B).

          2.2 Stock Purchase Agreement, dated August 17, 1996, among Citadel Computer Systems Incorporated, Astonishing Developments, Inc., Vance G. Nesbitt and Robert C. Wesolek (without exhibits) (the exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B).

          99.1  Press Release dated August 20, 1996.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CITADEL COMPUTER SYSTEMS INCORPORATED
                                          (Registrant)



DATE: September 3, 1996    By:        /s/ STEVEN B. SOLOMON
                                ----------------------------------------------
                                  Steven B. Solomon, Chief Operating Officer